CORE TRUST (DELAWARE)

TRUST INSTRUMENT
AS AMENDED AND RESTATED ON NOVEMBER 1,1999
TABLE OF CONTENTS

                                             	     Page

ARTICLE I -- THE TRUST

	Section 1.1  Name				1
	Section 1.2  Definitions			1

ARTICLE II -- TRUSTEES AND OFFICERS

	Section 2.1  Number and Qualification		3
	Section 2.2  Term and Election			3
	Section 2.3  Resignation and Removal		3
	Section 2.4  Vacancies				3
	Section 2.5  Meetings				3
	Section 2.6  Committees				4
	Section 2.7  By-Laws				5
	Section 2.8  Officers of the Trust		5
	Section 2.9  Election, Tenure and
		Removal of Officers			5
	Section 2.10  Chairman, President
			and Vice Presidents		5
	Section 2.11  Secretary				5
	Section 2.12  Treasurer				6
	Section 2.13  Other Officers and Duties		6

ARTICLE III -- POWERS OF TRUSTEES

	Section 3.1  General				6
	Section 3.2  Investments			6
	Section 3.3  Legal Title			7
	Section 3.4  Sale of Interests			7
	Section 3.5  Borrow Money			7
	Section 3.6  Delegation				7
	Section 3.7  Collection and Payment		7
	Section 3.8  Expenses				7
	Section 3.9  Miscellaneous Powers		7
	Section 3.10  Further Powers			8
	Section 3.11  Principal Transactions		8

ARTICLE IV -- INVESTMENT MANAGEMENT, CUSTODIAL AND
PRIVATE	PLACEMENT ARRANGEMENTS

	Section 4.1  Investment Management
			and Other Arrangements		8
	Section 4.2  Custodial Arrangements		9
	Section 4.3  Parties to Contract		9
	Section 4.4  Compliance with 1940 Act		9

ARTICLE V -- LIMITATIONS OF LIABILITY

	Section 5.1  No Personal Liability of
		Trustees, Holders			9
	Section 5.2  Indemnification			10
	Section 5.3  No Bond Required of Trustees	11
	Section 5.4  No Duty of Investigation; Notice
		in Trust Instruments, etc.		11
	Section 5.5  Reliance on Experts, etc		11
	Section 5.6  Holder Offering Documents		12

ARTICLE VI -- INTERESTS OF THE TRUST

	Section 6.1  Interests				13
	Section 6.2  Rights of Holders			13
	Section 6.3  Purchase of or Increase in
		Interests				13
	Section 6.4  Register of Interests		14
	Section 6.5  Non-Transferability		14
	Section 6.6  Notices				14
	Section 6.7  Assent to Trust Instrument		14
	Section 6.8  Establishment of Series		14
	Section 6.9  Assets and Liabilities of Series	14

ARTICLE VII -- DECREASES AND WITHDRAWALS

	Section 7.1  Decreases and Withdrawals		15

ARTICLE VIII -- DETERMINATION OF BOOK CAPITAL ACCOUNT
	BALANCES, NET ASSET VALUE, ALLOCATIONS
	AND DISTRIBUTIONS

	Section 8.1  Book Capital Account Balances	15
	Section 8.2  Net Asset Value			16
	Section 8.3  Allocation of Net Profits
		and Net Losses				16
	Section 8.4  Distributions			17
	Section 8.5  Power to Modify Foregoing
		Procedures				17

ARTICLE IX -- HOLDERS

	Section 9.1  Meetings of Holders		17
	Section 9.2  Notice of Meetings			17
	Section 9.3  Record Date for Meetings		17
	Section 9.4  Proxies, etc.			18
	Section 9.5  Inspectors of Election		18
	Section 9.6  Inspection of Records		18
	Section 9.7  Holder Action by Written Consent	18
	Section 9.8  Voting Powers			18

ARTICLE X -- DURATION; TERMINATION; DISSOLUTION; AMENDMENT;
	MERGERS; ETC.

	Section 10.1  Termination of Trust or
		any Series  				19
	Section 10.2  Dissolution			19
	Section 10.3  Amendment Procedure		20
	Section 10.4  Merger, Consolidation or
		Asset Sale				20
	Section 10.5  Incorporation			20

ARTICLE XI -- MISCELLANEOUS

	Section 11.1  Governing Law			21
	Section 11.2  Counterparts			21
	Section 11.3  Reliance by Third Parties		21
	Section 11.4  Provisions in Conflict with
		Law on Regulations			21
	Section 11.5  Signatures			22
	Section 11.6  Seal22
	Section 11.7  Fiscal Year			22
	Section 11.8  Waivers of Notice			22
	Section 11.9  Reports				22



CORE TRUST (DELAWARE)






	This TRUST INSTRUMENT of CORE TRUST (DELAWARE)

	is restated and amended this 1st day of November,

	1999 by the parties signatory hereto, as Trustees.

	WHEREAS, having formed a business trust under the

	law of Delaware for the investment and reinvestment

	of the Trust's assets the Trustees do desire to

	amend and restate the Trust Instrument executed on

	September 1, 1994; and

	WHEREAS, it is proposed that the trust assets be

	composed of money and property contributed hereto

	by the holders of interests in the trust entitled

	to ownership rights in the trust;

	NOW, THEREFORE, the Trustees hereby declare that

	they will hold in trust all money and property

	contributed to the trust fund to manage and dispose

	of the same for the benefit of the holders of

	interests in the trust and subject to the provisions

	hereof, to wit:


ARTICLE I
The Trust

	1.1.	Name.  The name of the trust created hereby

	(the Trust) shall be Core Trust (Delaware), and

	so far as may be practicable the Trustees shall

	conduct the Trust's activities, execute all documents

	and sue or be sued under that name, which name (and

	the word Trust wherever hereinafter used) shall

	refer to the Trustees as Trustees, and not

	individually, and shall not refer to the officers,

	agents, employees or holders of interests in the Trust.

	 However, should the Trustees determine that the use of

	the name of the Trust is not advisable, they may select

	such other name for the Trust as they deem proper and

	the Trust may hold its property and conduct its

	activities under such other name.

	1.2.	Definitions.  As used in this Trust Instrument,

	the following terms shall have the following meanings:

	The terms Affiliated Person, Assignment and

	Interested Person shall have the meanings given them in

	the 1940 Act, as modified by any applicable order or

	orders of the Commission or interpretive releases of the

	Commission thereunder.

	Book Capital Account shall mean, for any Holder of

	Interests in a particular Series at any time, the Book

	Capital Account of the Holder with respect to that Series

	for such day, determined in accordance with Article VIII

	of this Instrument.

	Code shall mean the Internal Revenue Code of 1986,

	as amended.

	Commission shall mean the Securities and Exchange

	Commission.

	Delaware Act shall mean Chapter 38 of Title 12 of the

	Delaware Code entitled Treatment of Delaware Business

	Trusts, as it may be amended from time to time.

	Fiscal Year shall mean, with respect to any Series,

	an annual period as determined by the Trustees.

	Holders shall mean as of any particular time all

	holders of record of Interests of a Series of the Trust

	at such time.

	Instrument shall mean this Trust Instrument as amended

	from time to time.  References in this Instrument to

	Instrument, hereof, herein and hereunder shall be

	deemed to refer to the Instrument rather than the article

	or section in which such words appear.

	Interest(s) shall mean, with respect to each Series or

	the Trust, the interest of a Holder in that Series or the

	Trust, as applicable, including all rights, powers and

	privileges accorded to such Holders in this Instrument,

	which interest (i) in a Series, may be expressed as a

	percentage, determined by calculating, at such times and

	on such basis, as the Trustees shall from time to time

	determine, the ratio of each Holder's Book Capital Account

	balance to the total of all Holders' Book Capital Account

	balances in that Series and (ii) in the Trust, may be

	expressed as a percentage, determined by calculating,

	at such times and on such basis, as the Trustees shall from

	 time to time determine, the ratio of  each Holder's

	aggregate capital account balance in all Series of the

	Trust to the total of all Holders' capital account balances

	in all Series of  the Trust.  Reference herein to a

	specified percentage in, or fraction of, Interests of the

	Holders in a Series means Holders whose combined Book

	Capital Accounts represent such specified percentage or

	fraction of the Book Capital Accounts of all Holders in

	that Series.

	Investment Manager shall mean any person furnishing

	services to the Trust or any Series pursuant to any

	investment management contract as described in

	Section 4.1 hereof.

	Majority Interests Vote shall mean, with respect to

	the Trust or a Series thereof, the vote, at a meeting

	of the Holders of the Trust or Series, as the case may

	be, of (i) 67% or more of the Interests present or

	represented at such meeting, if the Holders of more than

	50% of the Interests of the Trust or Series, as the case

	may be, are present or represented by proxy or (ii) more

	than 50% of the Interests of the Trust or Series, as the

	case may be, whichever is less.

	Net Asset Value shall have the meaning assigned to that

	term in Section 8.2 hereof.

	Person shall mean and include individuals, corporations,

	partnerships, trusts, associations, joint ventures and

	other entities, whether or not legal entities, and

	governments and agencies and political subdivisions thereof.

	Registration Statement shall mean the Registration

	Statement of the Trust under the 1940 Act, as amended

	from time to time.

	Series shall mean a series of Interests of the Trust

	established in accordance with the provisions of

	Article VI, Section 6.8 hereof.

	Trustees shall mean the signatories to this Instrument,

	so long as they shall continue in office in accordance with

	the terms hereof, and all other persons who at the time in

	question have been duly elected or appointed and have

	qualified as trustees in accordance with the provisions

	hereof and are then in office, who are herein referred to as

	the Trustees, and reference in this Instrument to a Trustee

	or Trustees shall refer to such person or persons in their

	capacity as trustees hereunder.

	Trust Property shall mean as of any particular time any and

	all property, real or personal, tangible or intangible, which

	at such time is owned or held by or for the account of the

	Trust or any Series, or the Trustees on behalf of the Trust

	or any Series.

	The 1940 Act refers to the Investment Company Act of 1940,

	as amended from time to time, and the rules and regulations

	thereunder.

ARTICLE II
Trustees and Officers

	2.1.	Number and Qualification.  The number of Trustees shall

	be fixed from time to time by the Trustees then in office,

	provided, however, that the number of Trustees shall in no event

	be less than three or more than twelve.  Any vacancy created by

	an increase in Trustees may be filled by the appointment of an

	individual having the qualifications described in this Article.

	Any such appointment shall not become effective, however, until

	the individual appointed shall have accepted such appointment

	and agreed to be bound by the terms of this Instrument.  No

	reduction in the number of Trustees shall have the effect of

	removing any Trustee from office.  Whenever a vacancy in the

	number of Trustees shall occur, until such vacancy is filled

	as provided in Section 2.4 hereof, the Trustees in office,

	regardless of their number, shall have all the powers granted

	to the Trustees and shall discharge all the duties imposed

	upon the Trustees by this Instrument.

	2.2.	Term and Election.  Each Trustee named herein, or

	elected or appointed hereunder, shall (except in the event

	of resignations or removals or vacancies pursuant to Section

	2.3 or 2.4 hereof) hold office until the Trustee's successor

	has been elected and has qualified to serve as Trustee.

	Beginning with the Trustees elected at the first meeting of

	Holders, each Trustee shall hold office during the lifetime of

	this Trust and until its termination as hereinafter provided

	unless such Trustee resigns or is removed as provided in

	Section 2.3 below.

	2.3.	Resignation and Removal.  Any Trustee may resign their

	trust (without need for prior or subsequent accounting) by an

	instrument in writing signed by him and delivered or mailed to

	the Chairman, if any, the President or the Secretary and such

	resignation shall be effective upon such delivery, or at a later

	date according to the terms of the instrument.  Any of the

	Trustees may be removed by the affirmative vote of the Holders

	of two-thirds (2/3) of the Interests or (provided the aggregate

	number of Trustees, after such removal and after giving effect

	to any appointment made to fill the vacancy created by such

	removal, shall not be less than the number required by Section

	2.1 hereof) with cause, by the action of two-thirds of the

	remaining Trustees.  Removal with cause includes, but is not

	limited to, the removal of a Trustee due to physical or mental

	incapacity.  Upon the resignation or removal of a Trustee, or the

	Trustee's otherwise ceasing to be a Trustee, the Trustee shall

	execute and deliver such documents as the remaining Trustees

	shall require for the purpose of conveying to the Trust or the

	remaining Trustees any Trust Property held in the name of the

	resigning or removed Trustee.  Upon the death of any Trustee or

	upon removal or resignation due to any Trustee's incapacity to

	serve as trustee, the Trustee's legal representative shall

	execute and deliver on the Trustee's behalf such documents as

	the remaining Trustees shall require as provided in the

	preceding sentence.

	2.4.	Vacancies.  The term of office of a Trustee shall

	terminate and a vacancy shall occur in the event of the death,

	resignation, adjudicated incompetence or other incapacity to

	perform the duties of the office, or removal, of a Trustee

	or increase in the number of Trustees.  No such vacancy shall

	operate to annul this Instrument or to revoke any existing

	agency created pursuant to the terms of this Instrument.  In

	the case of a vacancy, the Holders of at least a majority of

	the Interests entitled to vote, acting at any meeting of the

	Holders held in accordance with Section 9.1 hereof, or a

	majority vote of the Trustees continuing in office, may fill

	such vacancy, and any Trustee so elected by the Trustees or

	the Holders shall hold office as provided in this Instrument.

	2.5.	Meetings.

	(a)	Meetings of the Trustees shall be held from time to

	time upon the call of the Chairman, if any, the President,

	the Secretary, or any two Trustees.  The Trustees may act

	with or without a meeting.  A quorum for all meetings of the

	Trustees shall be a majority of the Trustees.  Unless

	provided otherwise in this Instrument, any action of the

	Trustees may be taken by vote of a majority of the Trustees

	present (a quorum being present) at a meeting duly called or

	by unanimous written consent of the Trustees without a meeting.

	In the absence of a quorum, a majority of the Trustees present

	may adjourn the meeting from time to time until a quorum shall

	be present.  Notice of an adjourned meeting need not be given.

	The Trustees by majority vote may delegate to any one or more

	of their number their authority to approve particular matters

	or take particular actions on behalf of the Trust.

	(b)	Regular meetings of the Trustees may be held without

	call or notice at a time and place fixed by the Trustees.

	Notice of any other meeting shall be given by mail, facsimile

	or telegram (which term shall include a cablegram) or delivered

	personally, which shall include by telephone.  Notice of a

	meeting designating the time, date and place of such meeting

	shall be mailed not less than 72 hours or otherwise given not

	less than 24 hours before the meeting but may be waived in

	writing by any Trustee either before or after such meeting.

	The attendance of a Trustee at a meeting shall constitute a

	waiver of notice of such meeting except where a Trustee attends

	a meeting for the express purpose of objecting, at the

	commencement of such meeting, to the transaction of any

	business on the ground that the meeting has not been lawfully

	called or convened.  Neither the business to be transacted at,

	nor the purpose of, any meeting of the Board of Trustees need

	be stated in the notice or waiver of notice of such meeting,

	and no notice need be given of action proposed to be taken by

	unanimous written consent.

	(c)	All or any one or more Trustees may participate in a

	meeting of the Trustees or any committee thereof by means of

	a conference telephone or similar communications equipment

	by means of which all persons participating in the meeting

	can hear each other and participation in a meeting pursuant

	to such communications system shall constitute presence in

	person at such meeting.

	(d)	The Chairman, if any, shall act as chairman at

	all meetings of the Trustees; in the Chairman's absence the

	President shall act as chairman; and, in the absence of the

	Chairman and the President, the Trustees present shall elect

	one of their number to act as temporary chairman.  The

	results of all actions taken at a meeting of the Trustees,

	or by unanimous written consent of the Trustees, shall be

	recorded by the Secretary.

	(e)	With respect to actions of the Trustees and any

	committee of the Trustees, Trustees who are Interested

	Persons of the Trust or otherwise interested in any action

	to be taken may be counted for quorum purposes under this

	Section 2.5, or with respect to committees, Section 2.6 of

	this Instrument, and shall be entitled to vote to the extent

	permitted by the 1940 Act.

	2.6.	Committees.

	(a)	Any committee of the Trustees may act with or

	without a meeting.  A quorum for all meetings of any

	committee shall be a majority of the members thereof or

	such lesser number as determined by the Trustees.  Unless

	provided otherwise in this Instrument, any action of any

	committee may be taken by a vote of a majority of the members

	present (a quorum being present) at a meeting or by

	unanimous written consent of the members without a meeting

	or by telephone meeting.

	(b)	The Trustees by vote of a majority of all the

	Trustees may elect from their own number an Executive

	Committee to consist of not less than two (2) to hold office

	at the pleasure of the Trustees, which shall have the power

	to conduct the current and ordinary business of the Trust

	while the Trustees are not in session, including the purchase

	and sale of securities and the designation of securities to be

	delivered upon decrease or withdrawal of Interests of the

	Trust or any Series, and such other powers of the Trustees

	as the Trustees may, from time to time, delegate to them

	except those powers which by law or this Instrument they are

	prohibited from delegating.  The Trustees may also elect

	from their own number other Committees from time to time,

	the number composing such Committees, the powers conferred

	upon the same (subject to the same limitations as with

	respect to the Executive Committee) and the term of

	membership on such Committees to be determined by the

	Trustees.  The Trustees may designate a Chairman of any

	such Committee.  In the absence of such designation, the

	Committee may elect its own Chairman.  Each Committee shall

	keep regular minutes of its meetings and records of decisions

	taken without a meeting and cause them to be recorded in a

	book designated for that purpose and kept in the Office of

	the Trust.

	(c)	The Trustees may (1) provide for stated meetings of

	any Committee; (2) specify the manner of calling and notice

	required for special meetings of any Committee; (3) specify

	the number of members of a Committee required to constitute

	a quorum and the number of members of a Committee required

	to exercise specified powers delegated to such Committee;

	(4) authorize the making of decisions to exercise specified

	powers by written assent of the requisite number of members

	of a Committee without a meeting; and (5) authorize the

	members of a Committee to meet by means of a telephone

	conference circuit.

	2.7.	By-Laws.  The Trustees may, but need not, adopt

	By-Laws for the conduct of the business of the Trust and

	may from time to time amend or repeal any By-Laws.

	2.8.	Officers of the Trust.  The Trustees shall,

	from time to time, elect a President, a Secretary and a

	Treasurer.  The Trustees may elect or appoint, from time

	to time, a Chairman of the Board.  The Trustees may elect

	or appoint such other officers or assistant officers,

	including Vice Presidents, as the business of the Trust

	may require.  The Trustees may delegate to any officer or

	committee the power to appoint any subordinate officers or

	agents.  Any two or more of the offices may be held by the

	same person, except that the same person may not be both

	President and Secretary.  The Trustees may designate a

	Vice President as an Executive Vice President and may

	designate the order in which the other Vice Presidents

	may act.  The Chairman and the President shall be Trustees,

	but no other officer of the Trust need be a Trustee.  Any

	officer may be required by the Trustees to be bonded for

	the faithful performance of the officer's duties in such

	amount and with such sureties as the Trustees may determine.

	2.9.	Election, Tenure and Removal of Officers.  At the

	initial organization meeting and thereafter at each annual

	meeting of the Trustees, the Trustees shall elect the

	Chairman, if any, President, Secretary, Treasurer.  The

	Trustees may from time to time elect or appoint such other

	officers as the Trustees shall deem necessary or appropriate

	in order to carry out the business of the Trust and such

	officers shall hold office until the next annual meeting of

	the Trustees and until their successors have been duly

	elected and qualified.  The Trustees also may authorize or

	appoint the President to appoint such other officers as the

	Trustees shall deem necessary or appropriate in order to

	carry out the business of the Trust.  The Trustees may fill

	any vacancy in office or add any additional officers at any

	time.  Any officer may be removed at any time, with or

	without cause, by action of a majority of the Trustees.

	This provision shall not prevent the making of a contract

	of employment for a definite term with any officer and shall

	have no effect upon any cause of action which any officer

	may have as a result of removal in breach of a contract of

	employment.  Any officer may resign at any time by notice

	in writing signed by such officer and delivered or mailed

	to the Chairman, if any, President, or Secretary, and such

	resignation shall take effect immediately, or at a later

	date according to the terms of such notice in writing.

	2.10.	Chairman, President, and Vice Presidents.  The

	Chairman, if any, shall, if present, preside at all

	meetings of the Holders and of the Trustees and shall

	exercise and perform such other powers and duties as may

	be from time to time assigned to him by the Trustees.

	Subject to such supervisory powers, if any, as may be

	given by the Trustees to the Chairman, if any, the

	President shall be the chief executive officer of the

	Trust and, subject to the control of the Trustees, shall

	have general supervision, direction and control of the

	business of the Trust and of its employees and shall

	exercise such general powers of management as are usually

	vested in the office of President of a corporation.  In

	the absence of the Chairman, if any, the President shall

	preside at all meetings of the Holders and the Trustees.

	Subject to direction of the Trustees, the Chairman, if

	any, and the President shall each have power in the name

	and on behalf of the Trust to execute any and all loan

	documents, contracts, agreements, deeds, mortgages, and

	other instruments in writing, and to employ and discharge

	employees and agents of the Trust.  Unless otherwise

	directed by the Trustees, the Chairman, if any, and the

	President shall each have full authority and power, on

	behalf of all of the Trustees, to attend and to act and

	to vote, on behalf of the Trust, at any meetings of

	business organizations in which the Trust holds an

	interest, or to confer such powers upon any other

	persons, by executing any proxies duly authorizing such

	persons.  The Chairman, if any, and the President shall

	have such further authorities and duties as the Trustees

	shall from time to time determine.  In the absence or

	disability of the President, the Vice Presidents in order

	of their rank or the Vice President designated by the

	Trustees, shall perform all of the duties of President,

	and when so acting shall have all the powers of and be

	subject to all of the restrictions upon the President.

	Subject to the direction of the President, each Vice

	President shall have the power in the name and on behalf

	of the Trust to execute any and all loan documents,

	contracts, agreements, deeds, mortgages and other

	instruments in writing, and, in addition, shall have

	such other duties and powers as shall be designated

	from time to time by the Trustees or by the President.

	2.11.	Secretary.  The Secretary shall keep the minutes

	of all meetings of, and record all votes of, Holders,

	Trustees and the Executive Committee, if any.  The

	Secretary shall be custodian of the seal of the Trust,

	if any, and the Secretary (and any other person so

	authorized by the Trustees) shall affix the seal or,

	if permitted, a facsimile thereof, to any instrument

	executed by the Trust which would be sealed by a

	Delaware corporation executing the same or a similar

	instrument and shall attest the seal and the signature

	or signatures of the officer or officers executing such

	instrument on behalf of the Trust.  The Secretary shall

	also perform any other duties commonly incident to such

	office in a Delaware business corporation, and shall have

	such other authorities and duties as the Trustees shall

	from time to time determine.

	2.12.	Treasurer.  Except as otherwise directed by the

	Trustees, the Treasurer shall have the general supervision

	of the monies, funds, securities, notes receivable and

	other valuable papers and documents of the Trust, and shall

	have and exercise under the supervision of the Trustees and

	of the President all powers and duties normally incident to

	the President's office.  The Treasurer may endorse for

	deposit or collection all notes, checks and other instruments

	payable to the Trust or to its order.  The Treasurer shall

	deposit all funds of the Trust as may be ordered by the

	Trustees or the Treasurer.  The Treasurer shall deliver all

	funds of the Trust which may come into the Treasurer's hands

	to such Custodian as the Trustees may employ pursuant to

	Article V of these By-Laws.  The Treasurer shall keep accurate

	account of the books of the Trust's transactions which shall

	be the property of the Trust, and which together with all other

	property of the Trust in the Treasurer's possession, shall be

	subject at all times to the inspection and control of the

	Trustees.  Unless the Trustees shall otherwise determine, the

	Treasurer shall be the principal accounting officer of the

	Trust and shall also be the principal financial officer of

	the Trust.  The Treasurer shall have such other duties and

	authorities as the Trustees or President shall from time to

	time determine.  Notwithstanding anything to the contrary

	herein contained, the Trustees may authorize any investment

	adviser, administrator or manager to maintain bank accounts and

	deposit and disburse funds on behalf of the Trust.

	2.13.	Other Officers and Duties.  The Trustees may elect

	such other officers and assistant officers as they shall from

	time to time determine to be necessary or desirable in order

	to conduct the business of the Trust.  Assistant officers shall

	act generally in the absence of the officer whom they assist and

	shall assist that officer in the duties of their office.  Each

	officer, employee and agent of the Trust shall have such other

	duties and authority as may be conferred upon him by the Trustees

	or delegated to him by the President.

ARTICLE III
Powers of Trustees

	3.1.	General.  The Trustees shall have exclusive and absolute

	control over the Trust Property and over the business of the

	Trust to the same extent as if the Trustees were the sole owners

	of the Trust Property and business in their own right, but with

	such powers of delegation as may be permitted by this Instrument.

	The Trustees may perform such acts as in their sole discretion

	are proper for conducting the business of the Trust.  The

	enumeration of any specific power herein shall not be construed

	as limiting the aforesaid power.  Such powers of the Trustees

	may be exercised without order of or resort to any court.

	3.2.	Investments.  The Trustees shall have power to:

	(a)	Conduct, operate and carry on the business of an

	investment company;

	(b)	Subscribe for, invest in, reinvest in, purchase or

	otherwise acquire, hold, pledge, sell, assign, transfer,

	exchange, distribute or otherwise deal in or dispose of any

	form of property including United States and foreign currencies

	and related instruments including forward contracts, and

	securities, including common and preferred stocks, warrants,

	bonds, debentures, time notes and all other evidences of

	indebtedness, negotiable or non-negotiable instruments,

	obligations, certificates of deposit or indebtedness,

	commercial paper, repurchase agreements, reverse repurchase

	agreements, convertible securities, forward contracts, options,

	futures contracts, and other securities, including, without

	limitation, those issued, guaranteed or sponsored by any state,

	territory or possession of the United States and the District

	of Columbia and their political subdivisions, agencies and

	instrumentalities, or by the United States Government, any

	foreign government, or any agency, instrumentality or

	political subdivision of the United States Government or

	any foreign government, or international instrumentalities,

	or by any bank, savings institution, corporation or other

	business entity organized under the laws of the United

	States or under foreign laws; and to exercise any and

	all rights, powers and privileges of ownership or interest

	in respect of any and all such investments of every kind

	and description, including, without limitation, the right

	to consent and otherwise act with respect thereto, with

	power to designate one or more persons, firms,

	associations or corporations to exercise any of said rights,

	powers and privileges in respect of any of said instruments;

	and the Trustees shall be deemed to have the foregoing powers

	with the respect to any additional securities in which the

	Trustees may determine to invest.

	The Trustees shall not be limited to investing in obligations

	maturing before the possible termination of the Trust, nor

	shall the Trustees be limited by any law limiting the

	investments which may be made by fiduciaries.

	3.3.	Legal Title.  Legal title to all the Trust Property

	shall be vested in the Trustees as joint tenants except that

	the Trustees shall have the power to cause legal title to

	any Trust Property to be held by or in the name of one or

	more of the Trustees, or in the name of the Trust, or in the

	name of any other Person on behalf of the Trust, on such

	terms as the Trustees may determine.

	The right, title and interest of the Trustees in the Trust

	Property shall vest automatically in each person who may

	hereafter become a Trustee upon the Trustee's due election

	and qualification.  Upon the resignation, removal or death

	of a Trustee, the Trustee shall automatically cease to have

	any right, title or interest in any of the Trust Property,

	and the right, title and interest of such Trustee in the

	Trust Property shall vest automatically in the remaining

	Trustees.  Such vesting and cessation of title shall be

	effective whether or not conveyancing documents have been

	executed and delivered.

	3.4.	Sale of Interests.  Subject to the more detailed

	provisions set forth in Articles VII and VIII, the

	Trustees shall have the power to permit persons to

	purchase Interestsand to add to or reduce, in whole or

	in part, their Interestin the Trust or any Series thereof.

	3.5.	Borrow Money.  The Trustees shall have power to

	borrow money or otherwise obtain credit and to secure the

	same by mortgaging, pledging or otherwise subjecting as

	security theassets of the Trust, including the lending of

	portfolio securities, and to endorse, guarantee or

	undertake the performance of any obligation, contract

	or engagement of any other person, firm, association or

	corporation.

	3.6.	Delegation.  The Trustees shall have power,

	consistent with their continuing exclusive authority

	over the management of the Trust and the Trust Property,

	to delegate from time to time to such of their number or

	to officers, employees or agents of the Trust the doing of

	such things and the execution of such instruments either in

	the name of the Trust or the names of the Trustees or

	otherwise as the Trustees may deem expedient.

	3.7.	Collection and Payment.  The Trustees shall have

	power to collect all property due to the Trust; and to pay

	all claims, including taxes, against the Trust Property; to

	prosecute, defend, compromise or abandon any claims relating

	to the Trust Property; to foreclose any security interest

	securing any obligations, by virtue of which any property is

	owed to the Trust; and to enter into releases, agreements and

	other instruments.

	3.8.	Expenses.  The Trustees shall have power to incur

	and pay all expenses which in the opinion of the Trustees

	are necessary or incidental to carry out any of the purposes

	of this Instrument, and to pay reasonable compensation from

	the funds of the Trust or the assets of the appropriate Series

	to themselves as Trustees.  The Trustees shall fix the

	compensation of all officers, employees and Trustees.

	The Trustees may pay themselves such compensation for special

	services, including legal and brokerage services, as they

	in good faith may deem reasonable, and reimbursement for

	expenses reasonably incurred by themselves on behalf of the

	Trust or any Series thereof.

	3.9.	Miscellaneous Powers.  The Trustees shall have the

	power to:  (a) employ or contract with such Persons as the

	Trustees may deem desirable for the transaction of the

	business of the Trust and terminate such employees or

	contractual relationships as they consider appropriate;

	(b) enter into joint ventures, partnerships and any other

	combinations or associations; (c) purchase, and pay for

	out of Trust Property or the assets of the appropriate

	Series, insurance policies insuring the Investment Manager,

	placement agent, Holders, Trustees, officers, employees,

	agents, or independent contractors of the Trust against

	all claims arising by reason of holding any such position

	or by reason of any action taken or omitted by any such

	Person in such capacity, whether or not the Trust would

	have the power to indemnify such Person against such

	liability; (d) establish pension, profit-sharing and

	other retirement, incentive and benefit plans for any

	Trustees, officers, employees and agents of the Trust;

	(e) make donations, irrespective of benefit to the Trust,

	for charitable, religious, educational, scientific, civic

	or similar purposes; (f) to the extent permitted by law,

	indemnify any Person with whom the Trust has dealings,

	including the Investment Manager, placement agent,

	Holders, Trustees, officers, employees, agents or

	independent contractors of the Trust, to such extent

	as the Trustees shall determine; (g) guarantee

	indebtedness or contractual obligations of others;

	(h) determine and change the Fiscal Year of each Series

	of the Trust and the method in which its accounts shall

	be kept; (i) adopt a seal for the Trust, but the absence

	of such seal shall not impair the validity of any

	instrument executed on behalf of the Trust; (j) establish

	separate and distinct Series with separately defined

	investment objectives and policies and distinct investment

	purposes in accordance with the provisions of Article VI

	hereof; (k) subject to the provisions of Section 3804 of

	the Delaware Act, allocate assets, liabilities and

	expenses of the Trust to a particular Series or apportion

	the same between or among two or more Series, provided that

	any liabilities or expenses incurred by a particular Series

	shall be payable solely out of the assets belonging to that

	Series as provided for in Article VI hereof; (l) establish,

	from time to time, a minimum investment for Holders in the

	Trust or in one or more Series, and require the withdrawal

	of any Holder whose investment is less than such minimum

	upon giving notice to such Holder and; (m) appoint, or

	authorize any officer or officers to appoint, one or

	more registrars of the Trust.

	3.10.	Further Powers.  The Trustees shall have power

	to conduct the business of the Trust and carry on its

	operations in any and all of its branches and maintain

	offices, whether within or without the State of Delaware,

	in any and all states of the United States of America,

	in the District of Columbia, and in any and all

	commonwealths, territories, dependencies, colonies,

	possessions, agencies or instrumentalities of the United

	States of America and of foreign governments, and to do

	all such other things and execute all such instruments

	as they deem necessary, proper or desirable in order to

	promote the interests of the Trust although such things

	are not herein specifically mentioned.  Any determination

	as to what is in the interests of the Trust made by the

	Trustees in good faith shall be conclusive.  In

	construing the provisions of this Instrument, the

	presumption shall be in favor of a grant of power to

	the Trustees.  The Trustees will not be required to

	obtain any court order to deal with Trust Property.

	3.11.	Principal Transactions.  The Trustees may, on

	behalf of the Trust, buy any securities from or sell

	any securities to, or lend any assets of the Trust or

	any Series to, any Trustee or officer of the Trust or

	any firm of which any such Trustee or officer is a

	member acting as principal, or have any such dealings

	with any investment manager, placement agent or transfer

	agent for the Trust or with any Interested Person of such

	person; and the Trust may employ any such person, or firm

	or company in which such person is an Interested Person,

	as broker, legal counsel, registrar, investment manager,

	placement agent, transfer agent, dividend disbursing

	agent, custodian or in any other capacity upon customary

	terms.

ARTICLE IV
Investment Management, Custodial
and Private Placement Arrangements

	4.1.	Investment Management and Other Arrangements.

	The Trustees may in their discretion, from time to time,

	enter into investment management contracts or placement

	agent agreements with respect to the Trust or any Series

	whereby the other party to such contract or agreement

	shall undertake to furnish the Trustees such investment

	management, placement agent and/or other services as the

	Trustees shall, from time to time, consider desirable and

	all upon such terms and conditions as the Trustees may in

	their discretion determine.  Notwithstanding any provisions

	of this Instrument, the Trustees may authorize any Investment

	Manager (subject to such general or specific instruments as

	the Trustees may, from time to time, adopt) to effect

	purchases, sales, loans or exchanges of Trust Property on

	behalf of the Trustees or may authorize any officer, employee

	or Trustee to effect such purchases, sales, loans or

	exchanges pursuant to recommendations of any such Investment

	Manager (and all without further action by the Trustees).

	Any such purchases, sales, loans and exchanges shall be

	deemed to have been authorized by all of the Trustees.

	4.2.	Custodial Arrangements.

	(a)	The Trustees shall at all times employ a bank, a

	company that is a member of a national securities exchange,

	or a trust company, each having capital, surplus and

	undivided profits of at least two million dollars

	($2,000,000) as custodian with authority as the Trust's

	agent, but subject to such restrictions, limitations and

	other requirements as the Trustees shall determine (i) to

	hold the securities owned by the Trust and deliver the same

	upon written order or oral order confirmed in writing; (ii)

 	to receive and receipt for any monies due to the Trust and

	deposit the same in its own banking department or elsewhere

	as the Trustees may direct; and (iii) to disburse such funds

	upon orders or vouchers.

	(b)	The Trustees may direct the custodian to deposit

	all or any part of the securities owned by the Trust in a

	system for the central handling of securities established

	by a national securities exchange or a national securities

	association registered with the Commission under the

	Securities Exchange Act of 1934, as amended, or such other

	person as may be permitted by the Commission, or otherwise

	in accordance with the 1940 Act, pursuant to which system

	all securities of any particular class or series of any

	issuer deposited within the system are treated as fungible

	and may be transferred or pledged by bookkeeping entry

	without physical delivery of such securities, provided that

	all such deposits shall be subject to withdrawal only upon

	the order of the Trust or its custodians, subcustodians or

	other agents.

	(c)	The funds of the Trust shall be deposited in such

	depositories as the Trustees shall designate and shall be

	drawn out on checks, drafts or other orders signed by such

	officer, officers, agent or agents (including any investment

	adviser, administrator or manager), as the Trustees may from

	time to time authorize.

	4.3.	Parties to Contract.  Any contract may be entered

	into with any corporation, firm, trust or association,

	although one or more of the Trustees or officers of the

	Trust may be an officer, director, trustee, shareholder,

	or member of such other party to the contract, and no such

	contract shall be invalidated or rendered void or voidable

	by reason of the existence of any such relationship, nor

	shall any person holding such relationship be disqualified

	from voting on or executing the same in the Holder's and/or

	Trustee's capacity as Holder and/or Trustee, nor shall any

	person holding such relationship be liable merely by reason

	of such relationship for any loss or expense to the Trust

	under or by reason of said contract or accountable for any

	profit realized directly or indirectly therefrom.  The same

	person (including a firm, corporation, trust, or association)

	may be the other party to contracts entered into pursuant to

	Sections 4.1 or 4.2 above or otherwise, and any person may be

	financially interested or otherwise affiliated with persons

	who are parties to any or all of the contracts mentioned in

	this Section 4.3.

	4.4.	Compliance with 1940 Act.  Any contract entered into

	pursuant to Section 4.1 shall be consistent with and subject

	to the requirements of Section 15 of the 1940 Act, as modified

	by any applicable order or orders of the Commission or

	interpretive releases of the Commission thereunder, with

	respect to its continuance in effect, its termination and

	the method of authorization and approval of such contract or

	renewal thereof.

ARTICLE V
Limitations of Liability

	5.1.	No Personal Liability of Trustees, Holders.  No

	Trustee, when acting in such capacity, shall be subject

	to any personal liability whatsoever to any Person, other

	than the Trust or its Holders, in connection with Trust

	Property or the affairs of the Trusts.  No Trustee,

	when acting in such capacity, shall be subject to any

	personal liability whatsoever, provided that nothing

	contained herein or in the Delaware Act shall protect

	any Trustee against any liability to the Trust or its

	Holders to which he would otherwise be subject by reason

	of willful misfeasance, bad faith, gross negligence or

	reckless disregard of the duties involved in the conduct

	of the office of Trustees hereunder.  No Holder shall be

	subject to any personal liability whatsoever to any Person

	in connection with Trust Property or the affairs of the

	Trust.  The Trustees shall have no power to bind any Holder

	personally or to call upon any Holder for the payment of

	any sum of money or assessment whatsoever other than such

	as the Holder may at any time personally agree to pay by

	way of purchase of or increase in Interests or otherwise.

	5.2.	Indemnification.

	(a)	Subject to the exceptions and limitations contained

	in Section (b) below:

		(i)	Every Person who is, or has been, a Trustee

	or officer of the Trust (hereinafter referred to as a

	Covered Person) shall be indemnified by the Trust to

	the fullest extent permitted by law against liability and

	against all expenses reasonably incurred or paid by him in

	connection with any claim, action, suit or proceeding in

	which he becomes involved as a party or otherwise by virtue

	of being or having been a Trustee or officer and against

	amounts paid or incurred by him in the settlement thereof;

		(ii)	The words claim, action, suit, or

	proceeding shall apply to all claims, actions, suits or

	proceedings (civil, criminal or other, including appeals),

	actual or threatened while in office or thereafter, and

	the words liability and expenses shall include,

	without limitation, attorneys' fees, costs, judgments,

	amounts paid in settlement, fines, penalties and other

	liabilities.

	(b)	No indemnification shall be provided hereunder

	to a Covered Person:

		(i)	Who shall have been adjudicated by a

	court or body before which the proceeding was brought

	(A) to be liable to the Trust or its Holders by reason

	of willful misfeasance, bad faith, gross negligence or

	reckless disregard of the duties involved in the conduct

	of the Covered Person's office or (B) not to have acted

	in good faith in the reasonable belief that Covered

	Person's action was in the best interest of the Trust;

	or

		(ii)	In the event of a settlement, unless there

	has been a determination that such Trustee or officer did

	not engage in willful misfeasance, bad faith, gross

	negligence or reckless disregard of the duties involved

	in the conduct of the Trustee's or officer's office,

			(A)	By the court or other body

				approving the settlement;

		(B)	By at least a majority of those

			Trustees who are neither Interested

			Persons of the Trust nor are parties

			to the matter based upon a review of

			readily available facts (as opposed to

			a full trial-type inquiry); or

		(C)	By written opinion of independent legal

			counsel based upon a review of readily

			available facts (as opposed to a full

			trial-type inquiry);

	provided, however, that any Holder may, by appropriate

	legal proceedings, challenge any such determination by

	the Trustees or by independent counsel.

	(c)	The rights of indemnification herein provided

	may be insured against by policies maintained by the Trust,

	shall be severable, shall not be exclusive of or affect any

	other rights to which any Covered Person may now or

	hereafter be entitled, shall continue as to a person who

	has ceased to be a Covered Person and shall inure to the

	benefit of the heirs, executors and administrators of such

	a person.  Nothing contained herein shall affect any rights

	to indemnification to which Trust personnel, other than

	Covered Persons, and other persons may be entitled by

	contract or otherwise under law.

	(d)	Expenses in connection with the preparation

	and presentation of a defense to any claim, action,

	suit or proceeding of the character described in

	paragraph (a) of this Section 5.2 may be paid by the

	Trust or Series from time to time prior to final

	disposition thereof upon receipt of an undertaking

	by or on behalf of such Covered Person that such amount

	will be paid over by him to the Trust or Series if it

	is ultimately determined that he is not entitled to

	indemnification under this Section 5.2; provided,

	however, that either (a) such Covered Person shall

	have provided appropriate security for such undertaking,

	(b) the Trust is insured against losses arising out of

	any such advance payments or (c) either a majority of

	the Trustees who are neither Interested Persons of the

	Trust nor parties to the matter, or independent legal

	counsel in a written opinion, shall have determined,

	based upon a review of readily available facts (as

	opposed to a trial-type inquiry or full investigation),

	that there is reason to believe that such Covered Person

	will be found entitled to indemnification under this

	Section 5.2.

	(e)	Conditional advancing of indemnification monies

	under this Section 5.2 for actions based upon the 1940

	Act may be made only on the following conditions:

	(i) the advances must be limited to amounts used,

	or to be used, for the preparation or presentation

	of a defense to the action, including costs connected

	with the preparation of a settlement; (ii) advances may

	be made only upon receipt of a written promise by, or

	on behalf of, the recipient to repay that amount of the

	advance which exceeds that amount which it is ultimately

	determined that he is entitled to receive from the Trust

	by reason of indemnification; and (iii) (a) such promise

	must be secured by a surety bond, other suitable

	insurance or an equivalent form of security which assures

	that any repayments may be obtained by the Trust without

	delay or litigation, which bond, insurance or other form

	of security must be provided by the recipient of the

	advance, or (b) a majority of a quorum of the Trust's

	disinterested, non-party Trustees, or an independent

	legal counsel in a written opinion, shall determine,

	based upon a review of readily available facts, that

	the recipient of the advance ultimately will be found

	entitled to indemnification.

	(f)	In case any Holder or former Holder of any

	Series shall be held to be personally liable solely

	by reason of the Holder or former Holder being or

	having been a Holder of that Series and not because

	of the Holder or former Holder acts or omissions or for

	some other reason, the Holder or former Holder (or the

	Holder or former Holder's heirs, executors, administrators

	or other legal representatives, or, in the case of a

	corporation or other entity, its corporate or other

	general successor) shall be entitled out of the assets

	belonging to the applicable Series to be held harmless

	from and indemnified against all loss and expense arising

	from such liability.  The Trust, on behalf of the affected

	Series, shall, upon request by the Holder, assume the

	defense of any claim made against the Holder for any act

	or obligation of the Series and satisfy any judgment

	thereon from the assets of the Series.

	5.3.	No Bond Required of Trustees.  No Trustee shall,

	as such, be obligated to give any bond or surety or

	other security for the performance of any of the Trustee's

	duties hereunder.

	5.4.	No Duty of Investigation; Notice in Trust

	Instruments, etc.  No purchaser, lender, or other

	person dealing with the Trustees or any officer,

	employee or agent of the Trust shall be bound to make

	any inquiry concerning the validity of any transaction

	purporting to be made by the Trustees or by said

	officer, employee or agent or be liable for the

	application of money or property paid, loaned, or

	delivered to or on the order of the Trustees or of

	said officer, employee or agent.  Every obligation,

	contract, instrument, certificate or other interest or

	undertaking of the Trust or any Series, and every other

	act or thing whatsoever executed in connection with the

	Trust or any Series, shall be conclusively taken to have

	been executed or done by the executors thereof only in

	their capacity as Trustees, officers, employees or agents

	of the Trust.  Every written obligation, contract,

	instrument, certificate or other interest or undertaking

	of the Trust or any Series made or sold by the Trustees

	or by any officer, employee or agent of the Trust, in

	their capacity as such, shall contain an appropriate

	recital to the effect that the Trustee, officer, employee

	and agent of the Trust shall not personally be bound by

	or liable thereunder, nor shall resort be had to their

	private property for the satisfaction of any obligation

	or claim thereunder, and appropriate references shall be

	made therein to the Instrument, and may contain any

	further recital which they may deem appropriate, but

	the omission of such recital shall not operate to impose

	personal liability on any of the Trustees, officers,

	employees or agents of the Trust.  The Trustees may

	maintain insurance for the protection of the Trust

	Property, its Holders, Trustees, officers, employees and

	agents in such amount as the Trustees shall deem adequate

	to cover possible tort liability, and such other insurance

	as the Trustees in their sole judgment shall deem advisable.

	5.5.	Reliance on Experts, etc.  Each Trustee and officer

	or employee of the Trust shall, in the performance of the

	Trustee's, officer's and employee's duties, be fully and

	completely justified and protected with regard to any

	act or any failure to act resulting from reliance in

	good faith upon the books of account or other records of

	the Trust or any Series, upon an opinion of counsel, or

	upon reports made to the Trust or any Series by any of

	its officers or employees or by any Investment Manager,

	accountant, appraiser or other experts or consultants

	selected with reasonable care by the Trustees, officers

	or employees of the Trust, regardless of whether such

	counsel or expert may also be a Trustee.


	5.6	Holder Offering Documents.  (a)  Each Holder

	of an Interest shall indemnify and hold harmless the

	Trust and each Covered Person against any losses,

	claims, damages or liabilities, joint or several,

	to which the Trust or such Covered Person may become

	subject, under the 1933 Act or otherwise, specifically

	including but not limited to losses, claims, damages

	or liabilities related to negligence on the part of

	the Trust or any Covered Person, insofar as such losses,

	claims, damages or liabilities (or actions in respect

	thereof) arise out of or are based upon any Misstatement

	in a Holder Statement; and each Holder further agrees to

	reimburse the Trust and each Covered Person for any legal

	or other expenses reasonably incurred by it in connection

	with investigating or defending any such loss, claim,

	damage, liability or action; provided, however that the

	Holder of an Interest shall not be liable in any such

	case to the extent that any such loss, claim, damage or

	liability arises out of or is based upon any Misstatement

	made in such Holder Statement in reliance upon and in

	conformity with written information furnished to such

	Holder by the Trust or such Covered Person for use in

	the preparation thereof.  The foregoing proviso shall

	not apply to exculpate a Holder under this Section 5.6(a)

	with respect to any losses, claims, damages or liabilities

	to which the Trust or any such Covered Person may become

	subject, insofar as such losses, claims, damages or

	liabilities (or actions in respect thereof) arise out

	of or are based upon any Misstatement in any Holder

	Statement or portion thereof of such Holder, if such

	Misstatement only relates to (i) any investment company

	or series thereof that does not and does not propose,

	as of the time the Misstatement is made, to invest all

	or a portion of its assets in a Series of the Trust or

	(ii) to an offering of securities (as defined under the

	1933 Act) of such Holder or its affiliates the proceeds

	from which are not and are not proposed, as of the time

	the Misstatement is made, to be invested in a Series of

	the Trust.

	The indemnity provisions of this Section 5.6(a) shall

	inure to the benefit of each person, if any, who controls

	the Trust or any Covered Person within the meaning of the

	1933 Act.

	(b)	The Trust shall indemnify and hold harmless each

	Holder against any losses, claims, damages or liabilities,

	joint or several, to which such Holder may become subject

	under the 1933 Act or otherwise, specifically including

	but not limited to losses, claims, damages or liabilities

	(or actions in respect thereof) that arise out of or are

	based upon any Misstatement in the Holder Statement of

	such Holder, in each case to the extent, but only to the

	extent, that such Misstatement was made in reliance upon

	and in conformity with written information furnished to

	such Holder by the Trust for inclusion therein, and will

	reimburse such Holder for any legal or other expenses

	reasonably incurred by such Holder in connection with

	investigating or defending any such loss, claim,

	damage, liability or action.

	This indemnity provision in this Section 5.6(b) shall

	extend upon the same terms and conditions to, and

	shall inure to the benefit of, each officer and director

	of each Holder and each person, if any, who controls such

	Holder within the meaning of the 1933 Act.

	(c)	Promptly after receipt by an indemnified party

	under this Section 5.6 of notice of the commencement of

	any action, such indemnified party will, if a claim in

	respect thereof is to be made against the indemnifying

	party under Section 5.6(a) or 5.6(b), notify the

	indemnifying party in writing of the commencement

	thereof, but the omission so to notify the indemnifying

	party will not relieve it from any liability which it

	may have to any indemnified party otherwise than under

	Section 5.6(a) or 5.6(b).  In case any such action is

	brought against any indemnified party, and it notified

	the indemnifying party of the commencement thereof,

	the indemnifying party will be entitled to participate

	therein, and to the extent that it may elect by written

	notice delivered to the indemnified party promptly after

	receiving the aforesaid notice from such indemnified

	party, to assume the defense thereof, with counsel

	reasonably satisfactory to such indemnified party;

	provided, however, that if the defendants in any such

	action include both the indemnified parties and the

	indemnifying party and the indemnified party shall have

	reasonably concluded that there are legal defenses

	available to it and/or other indemnified parties that

	are different from or additional to those available

	to the indemnifying party and that as a result thereof,

	the indemnified party shall reasonably conclude that it

	is inadvisable for it to be represented by counsel for

	the indemnifying party, the indemnified party or parties

	shall have the right to select separate counsel to assume

	such legal defenses and to otherwise participate in the

	defense of such action on behalf of such indemnified

	party or parties.  Upon receipt of notice from the

	indemnifying party to such indemnified party of the

	indemnifying party's election so to assume the defense

	of such action and approval by the indemnified party of

	counsel (or the unreasonable withholding of such

	approval), the indemnifying party will not be liable to

	such indemnified party under Section 5.6(a) or 5.6(b) for

	any legal or other expenses subsequently incurred by such

	indemnified party in connection with the defense thereof

	unless (i) the indemnified party shall have employed

	separate counsel in accordance with the proviso to the

	immediately preceding sentence (it being understood,

	however, that the indemnifying party shall not be liable

	for the expenses of more than one separate counsel

	approved by the indemnifying party, representing all

	the indemnified parties under Section 5.6(a) or 5.6(b)

	hereof who are parties to such action), (ii) the

	indemnifying party shall not have employed counsel

	reasonably satisfactory to the indemnified party to

	represent the indemnified party within a reasonable

	time after notice of commencement of the action, or

	(iii) the indemnifying party has authorized the

	employment of counsel for the indemnified party at

	the expense of the indemnifying party.  In no event

	shall any indemnifying party be liable in respect of

	any amounts paid in settlement of any action unless

	the indemnifying party shall approved the terms of

	such settlement; provided, however, that such consent

	shall not be unreasonably withheld or delayed.

	(d)	For purposes of this Section 5.6, the following

	terms shall have the following meanings:

	Holder Statement shall mean any registration statement

	or prospectus, as such terms are defined under the 1933

	Act, or any other material or information, written or

	oral, distributed or communicated to shareholders or

	partners, or prospective shareholders or partners, of

	a Holder by or at the direction of such Holder,

	including, without limitation, proxies and proxy

	statements, as such terms are defined under the 1940

	Act and the Securities Exchange Act of 1934, as amended.

	Misstatement shall mean, with respect to any Holder

	Statement, any untrue statement or alleged untrue

	statement of any material fact, or any omission or

	alleged omission to state a material fact required to

	be stated therein or necessary to make the statements

	therein, in light of the circumstances in which they

	were made, not misleading.

	1933 Act shall mean the Securities Act of 1933, as

	amended, and the rules and regulations thereunder.

	1940 Act shall mean the Investment Company Act of

	1940, as amended, and the rules and regulations

	thereunder.

	(e)	The provisions of this Section 5.6 shall

	apply to each Holder effective on the date such Holder

	becomes a shareholder of the Trust and shall survive

	after such Holder no longer holds an interest in the

	Trust.

	(f)	Notwithstanding anything else herein, no

	amendment to Section 5.6 shall be effective until at

	least 30 days after the Trust has delivered all Holders

	(as of the date of such notice) written notice of such

	amendment.

ARTICLE VI
Interests of the Trust

	6.1.	Interests.  The beneficial interest in the

	property of the Trust shall be divided into Interests

	of one or more separate and distinct Series as the

	Trustees shall from time to time create and establish.

	The Trustees may permit the purchase of Interests in

	any Series by any number of Persons.  Subject to

	applicable law and to such restrictions as may be

	adopted by the Trustees, a Holder may increase or

	decrease its Interest in any Series without limitation.

	6.2.	Rights of Holders.  The ownership of the Trust

	Property of every description and the right to conduct

	any business hereinbefore described are vested

	exclusively in the Trustees, and the Holders shall

	have no right or title therein other than the

	beneficial interest conferred by their Interests and

	they shall have no right to call for any partition or

	division of any property, profits or rights of the Trust.

	The Interests shall be personal property giving only the

	rights specifically set forth in this Instrument.

6.3.	Purchase of or Increase in Interests.  The Trustees,

	in their discretion, may, from time to time, without

	a vote of the Holders, permit the purchase of

	Interests of any Series by such party or parties

	(or increase in the Interest of a Holder in any Series)

	and for such type of consideration, including cash or

	property, at such time or times (including, without

	limitation, each business day), and on such terms as

	the Trustees may deem best, and may in such manner

	acquire other assets (including the acquisition of

	assets subject to, and in connection with the

	assumption of, liabilities) and businesses; provided,

	however, that the Trustees may not permit the purchase

	of Interests of any Series if any Series would have more

	than 500 Holders.  The Trustees may make such additional

	rules and regulations, not inconsistent with this

	Instrument, as they may deem expedient concerning the

	purchase or increase of Interests.

	6.4.	Register of Interests.  A register shall be

	kept at the principal office of the Trust under the

	direction of the Trustees which shall contain the

	names and addresses of the Holders of each Series

	and the Book Capital Account balances of each Holder

	of each Series.  Each such register shall be conclusive

	as to who are the Holders of each Series of the Trust

	and who shall be entitled to payments of distributions

	or otherwise to exercise or enjoy the rights of Holders.

	No Holder shall be entitled to receive payment of any

	distribution, or to have notice given to it as herein

	provided, until it has given its address to such officer

	or agent of the Trustees as shall keep the said register

	for entry thereon.

	6.5.	Non-Transferability.  Interests of a Series

	shall not be transferable, unless the prospective

	transferor obtains the prior unanimous consent of the

	Holders of that Series to the transfer.  Except as

	otherwise provided by law, the Trust shall be entitled

	to recognize the exclusive right of a person in whose

	name any Interest stands on the record of Holders as

	the holder of such Interest for all purposes, including,

	without limitation, the rights to receive distributions,

	and to vote as such holder, and the Trust shall not be

	bound to recognize any equitable or legal claim to or

	interest in any such Interest on the part of any other

	person.

	6.6.	Notices.  Any and all notices to which any

	Holder hereunder may be entitled and any and all

	communications shall be deemed duly served or given

	if mailed, postage prepaid, addressed to any Holder

	of record at its last known address as recorded on

	the register of the Trust.

	6.7.	Assent to Trust Instrument.  Every Holder,

	by virtue of having become a Holder, shall be held

	to have expressly assented and agreed to the terms

	hereof and to have become a party hereto.

	6.8.	Establishment of Series.  The Trust created

	hereby shall consist of one or more Series and

	separate and distinct records shall be maintained

	by the Trust for each Series and the assets associated

	with any such Series shall be held and accounted for

	separately from the assets of the Trust or any other

	Series.  The Trustees shall have full power and

	authority, in their sole discretion, and without

	obtaining any prior authorization or vote of the

	Holders of any Series of the Trust, to establish

	and designate and to change in any manner any such

	Series of Interests and to fix such preferences,

	voting powers, right and privileges of such Series

	as the Trustees may from time to time determine,

	to classify or reclassify any unissued Interests or

	any Series into one or more Series, and to take such

	other action with respect to the Interests as the

	Trustees may deem desirable.  The establishment and

	designation of any Series shall be effective upon the

	adoption of a resolution by a majority of the Trustees

	setting forth such establishment and designation and

	the relative rights and preferences of the Interests

	of such Series.  At any time that there are no Interests

	outstanding of any particular Series previously

	established and designated, the Trustees may by

	a majority vote abolish that Series and the

	establishment and designation thereof.

	All references to Interests in this Trust Instrument

	shall be deemed to be Interests of any or all Series,

	as the context may require.  All provisions herein

	relating to the Trust shall apply equally to each

	Series of the Trust, except as the context otherwise

	requires.

	6.9.	Assets and Liabilities of Series.  All

	consideration received by the Trust for the issuance

	or sale of Interests of a particular Series, together

	with all assets in which such consideration is invested

	or reinvested, all income, earnings, profits and

	proceeds thereof, including any proceeds derived from

	the sale, exchange or liquidation of such assets, and

	any funds or payments derived from any reinvestment of

	such proceeds in whatever form the same may be, shall be

	held and accounted for separately from the other assets

	of the Trust and of every other Series and may be

	referred to herein as assets belonging to that Series.

	The assets belonging to a particular Series shall belong

	to that Series for all purposes, and to no other Series,

	subject only to the rights of creditors of that Series.

	In addition, any assets, income, earnings, profits or

	funds, or payments and proceeds with respect thereto,

	which are not readily identifiable as belonging to any

	particular Series shall be allocated by the Trustees

	between and among one or more of the Series in such

	manner as the Trustees, in their sole discretion,

	deem fair and equitable.  Each such allocation shall

	be conclusive and binding upon the Holders of all Series

	for all purposes, and such assets, income, earnings,

	profits or funds, or payments and proceeds with respect

	thereto shall be assets belonging to that Series.  The

	assets belonging to a particular Series shall be so

	recorded upon the books of the Trust, and shall be

	held by the Trustees in trust for the benefit of the

	Holders of Interests of that Series.  The assets

	belonging to each particular Series shall be charged

	with the liabilities of that Series and all expenses,

	costs, charges and reserves attributable to that

	Series.  Any general liabilities, expenses, costs,

	charges or reserves of the Trust which are not readily

	identifiable as belonging to any particular Series

	shall be allocated and charged by the Trustees between

	or among any one or more of the Series in such manner

	as the Trustees in their sole discretion deem fair and

	equitable.  Each such allocation shall be conclusive

	and binding upon the Holders of all Series for all

	purposes.  Without limitation of the foregoing

	provisions of this Section 6.9, but subject to the

	right of the Trustees in their discretion to allocate

	general liabilities, expenses, costs, changes or reserves

	as herein provided, the debts, liabilities, obligations

	and expenses incurred, contracted for or otherwise

	existing with respect to a particular Series shall be

	enforceable against assets of such Series only, and not

	against the assets of the Trust generally.  Notice of

	this contractual limitation on inter-Series liabilities

	may, in the Trustee's sole discretion, be set forth in

	the certificate of trust of the Trust (whether

	originally or by amendment) as filed or to be filed in

	the Office of the Secretary of State of the State of

	Delaware pursuant to the Delaware Act, and upon the

	giving of such notice in the certificate of trust,

	the statutory provisions of Section 3804 of the

	Delaware Act relating to limitations on inter-Series

	liabilities (and the statutory effect under Section

	3804 of the Delaware Act setting forth such notice

	in the certificate of trust) shall become applicable

	to the Trust and each Series.  Any person extending

	credit to, contracting with or having any claim against

	any Series may look only to the assets of that Series

	to satisfy or enforce any debt with respect to that

	Series.  No Holder or former Holder of any Series shall

	have a claim on or any right to any assets allocated or

	belonging to any other Series.

ARTICLE VII
Decreases and Withdrawals

	7.1.	Decreases and Withdrawals.  A Holder shall

	have the authority to decrease or withdraw its Interest

	in any Series of the Trust, at such Holder's option,

	subject to the terms and conditions provided in this

	Article VII.  The Trust shall, upon application of

	any Holder or pursuant to authorization from any

	Holder, and subject to this Article VII, decrease or

	withdraw such Holder's Interest for an amount (which

	shall be treated as a distribution for purposes of

	Section 8.1) determined by the application of a formula

	adopted for such purpose by resolution of the Trustees;

	provided that (a) such amount shall not exceed the

	positive balance in such Holder's Book Capital Account

	(determined after taking into account such adjustments

	as are required by Treasury Department

	Regulation  1.704-1(b) (2) (ii) (b) (2) but before

	reduction thereof to reflect the distribution of

	such amount) and (b) if so authorized by the Trustees,

	the Trust may, at any time and from time to time,

	charge fees for effecting such decrease or withdrawal,

	at such rates as the Trustees may establish, and may,

	at any time and from time to time, suspend such right

	of decrease or withdrawal.  The procedures for effecting

	decreases or withdrawals shall be as determined by the

	Trustees from time to time.

ARTICLE VIII
Determination of Book Capital Account
Balances, Net Asset Value, Allocations and Distributions

	8.1.	Book Capital Account Balances.  A Book Capital

	Account shall be maintained for each Holder of each

	Series.  With respect to each Series, each Book

	Capital Account shall be credited with the amounts of

	consideration paid by the Holder to purchase or increase

	its Interest in the Series and with its share of the

	Series' Net Profits (defined below), shall be charged

	with such Holder's share of the Series' Net Losses

	(defined below), distributions and withholding taxes

	(if any) and shall otherwise appropriately reflect

	transactions of the Series and the Holders.  No interest

	shall be paid on any amount of consideration paid to the

	Trust to purchase or increase Interests.

	Net Profits of a Series for any given time period shall

	mean the excess of the Net Asset Value of the Series

	(defined in Section 8.2) at the close of business on the

	last day of the period, prior to any distribution being

	made with respect to such period, over the Net Asset

	Value of the Series as of the opening of business on

	the first day of such period, after any additional

	contributions made on such date.

	Net Losses of a Series for any given time period

	shall mean the excess of the Net Asset Value of the

	Series as of the opening of business on the first

	day of the period, after any additional contributions

	made on such date, over the Net Asset Value of the

	Series at the close of business on the last day of

	such period, prior to any distribution being made

	with respect to such period.

	The Book Capital Account balances of Holders of

	each Series shall be determined periodically at

	such time or times as the Trustees may determine.

	The power and duty to make calculations necessary

	to determine these balances may be delegated by the

	Trustees to the Investment Manager, custodian, or such

	other person as the Trustees may determine.

	Notwithstanding anything herein to the contrary,

	the Book Capital Accounts and any related accounts

	(including without limitation tax capital accounts,

	gross appreciation [unrealized gain] accounts, and

	gross depreciation [unrealized loss] accounts) of the

	Holders and of any series shall at all times during

	the full term of such Series be determined and

	maintained in accordance with the rules of Treasury

	Department Regulation  1.704-1 (b) (2) (iv).

	The Trustees are authorized to prescribe, in their

	absolute discretion, such policies for the

	establishment and maintenance of such accounts

	(Policies) as they, in consultation with the Trust's

	professional advisers, consider to be in accordance

	with the requirements of such rules.

	8.2.	Net Asset Value.  The term Net Asset Value

	shall mean, with respect to any Series, that amount

	by which the assets of the Series exceed its liabilities,

	all as determined by or under the direction of the

	Trustees.  In making this determination, the Trustees,

	without Holder approval, may alter the method of valuing

	portfolio securities insofar as permitted under the 1940

	Act and the rules, regulations and interpretations

	thereof promulgated or issued by the Commission or

	insofar as permitted by any order of the Commission

	applicable to the Series.  The Trustees may delegate

	any of their powers and duties under this Section 8.2

	with respect to valuation of assets and liabilities.

	8.3.	Allocation of Net Profits and Net Losses.

	(a)	Net Profits and Net Losses of each Series

	shall be determined and allocated daily as of the

	close of business to and among the Holders of that

	Series in proportion to their respective Interests in

	the Series, determined as of the opening of business

	on such day.

	(b)	Except as otherwise provided in this

	Section 8.3, for each fiscal year, items of income,

	deduction, gain, loss or credit that are recognized

	by a Series for tax purposes shall be allocated

	pursuant to Treasury Department

	Regulations  1.704-1(b) in such manner as to

	equitably reflect amounts credited or debited to

	the Book Capital Account of each Holder of that

	Series for such year.  Allocations of such items also

	shall be made, where appropriate, in accordance with

	section 704(c) of the Code and the regulations

	thereunder, as may be provided in any Policies

	adopted by the Trustees pursuant to Section 8.1.

	(c)	Expenses of a Series, if any, which are

	borne by any Holder of that Series in its individual

	capacity shall be specially allocated to that Holder.

	(d)	Notwithstanding anything in Section 8.3(b)

	or (c) to the contrary, in the event any Holder of a

	Series unexpectedly receives any adjustments,

	allocations or distributions described in Treasury

	Department Regulations 1.704-1(b)(2)(ii)(d)(4),

	1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6),

	items of income (including gross income) and gain of

	that Series shall be specially allocated to such

	Holder in an amount and manner sufficient to

	eliminate the deficit balance in the Holder's Book

	Capital Account (as determined in accordance with

	Treasury Department Regulation  1.704-1 (b)(2)(ii)(d))

	created by such adjustments, allocations or

	distributions as quickly as possible.  Any special

	allocations of income and gain of a Series pursuant

	to this Section 8.3(d) shall be taken into account
0
	in computing subsequent allocations of income and

	gain of that Series pursuant to this Article VIII,

	so that the net amount of any items of that Series

	so allocated and the income, gain, loss, deduction

	and all other items of that Series allocated to each

	Holder pursuant to this Article VIII shall, to the

	extent possible, equal the net amount that would have

	been allocated to each such Holder pursuant to the

	provisions of this Article VIII if such special

	allocations had not been made.

	8.4.	Distributions.  The Trustees may from

	time to time agree to the payment of distributions

	to Holders of a Series.  The amount of such

	distributions and the payment of them and whether

	they are in cash or in any other assets of the Series

	shall be wholly in the discretion of the Trustees.

	8.5.	Power to Modify Foregoing Procedures.

	Notwithstanding any of the foregoing provisions of

	this Article VIII, the Trustees may prescribe, in

	their absolute discretion, such other bases and times

	for determining, for financial reporting and/or tax

	accounting purposes, (a) the Net Profits, Net Losses,

	taxable income, tax loss, and/or net assets of any

	Series (or, where appropriate in the Trustees' judgment,

	of the Trust as a whole), and/or (b) the allocation of

	the Net profits or Net Losses and taxable income or

	tax loss so determined among, or the payment of

	distributions to, the Holders of any Series as they

	deem necessary or desirable to enable the Trust or any

	Series to comply with any provision of the 1940 Act,

	the Code, any rule or regulation thereunder, or any

	order of exemption issued by the Commission, all as

	in effect now or as hereafter amended or modified.

ARTICLE IX
Holders

	9.1.	Meetings of Holders.  Meetings of the Holders

	of any Series may be called at any time by a majority

	of the Trustees and shall be called by any Trustee upon

	written request of Holders holding, in the aggregate,

	not less than 10% of the Interests of that Series, such

	request specifying the purpose or purposes for which

	such meeting is to be called.  Any such meeting shall be

	held within or without the State of Delaware on such day

	and at such time as the Trustees shall designate.  Holders

	of one-third of the Interests entitled to vote, present in

	person or by proxy, shall constitute a quorum for the

	transaction of any business, except as may otherwise be

	required by law or by this Instrument.  The Chairman, if

	any, shall act as chairman at all meetings of the Holders;

	in the Chairman's absence, the President shall act as

	chairman; and in the absence of the Chairman and the

	President, the Trustee or Trustees present at each meeting

	may elect a temporary chairman for the meeting, who may be

	one of themselves.  Holders may vote either in person or

	by duly executed proxy and each Holder shall be entitled

	to vote proportionate to the Holder's Interest in the

	Trust or affected Series.  If a quorum is present at a

	meeting, an affirmative vote of a Majority Interest Vote

	of the Holders present and entitled to vote thereon,

	either in person or by proxy, at such meeting constitutes

	the action of the Holders, unless law or this Instrument

	requires a greater number of affirmative votes.

	9.2.	Notice of Meetings.  Notice of all meetings of the

	Holders of any Series, stating the time, place and purposes

	of the meeting, shall be given by the Trustees by mail to

	each Holder of that Series, at the Holder's registered

	address, mailed at least 10 days and not more than 90

	days before the meeting.  At any such meeting, any

	business properly before the meeting may be considered

	whether or not stated in the notice of the meeting.

	Any adjourned meeting may be held as adjourned without

	further notice.  No notice need be given to any Holder

	who shall have failed to inform the Trust of the Holder's

	current address or if a written waiver of notice,

	executed before or after the meeting by the Holder or

	the Holder's attorney thereunto authorized, is filed

	with the records of the meeting.

	9.3.	Record Date for Meetings.  For the purpose

	of determining the Holders who are entitled to notice

	of and to vote at any meeting, including any adjournment

	thereof, or to participate in any distribution, or for

	the purpose of any other action, the Trustees may from

	time to time fix a date, not more than 90 days prior to

	the date of any meeting of the Holders or payment of

	distributions or other action, as the case may be, as

	a record date for the determination of the Persons to

	be treated as Holders of record for such purposes.

	If the Trustees do not, prior to any meeting of Holders,

	so fix a record date, then the date of mailing notice of

	the meeting shall be the record date.

	9.4.	Proxies, etc.  At any meeting of Holders,

	any Holder entitled to vote thereat may vote by proxy,

	provided that no proxy shall be voted at any meeting

	unless it shall have been placed on file with the

	Secretary, or with such other officer or agent of the

	Trust as the Secretary may direct, for verification

	prior to the time at which such vote shall be taken.

	A proxy may be given in writing, by any electronic or

	telecommunications device or in any other manner.

	Pursuant to a resolution of a majority of the Trustees,

	proxies may be solicited in the name of one or more

	Trustees or one or more of the officers of the Trust.

	Only Holders of record shall be entitled to vote.

	Each Holder shall be entitled to a vote proportionate

	to its Interest in the Trust or applicable Series, as

	the case may be.  When Interests are held jointly by

	several persons, any one of them may vote at any meeting

	in person or by proxy in respect of such Interest, but

	if more than one of them shall be present at such

	meeting in person or by proxy, and such joint owners

	or their proxies so present disagree as to any vote to

	be cast, such vote shall not be received in respect of

	such Interest.  A proxy purporting to be executed by or

	on behalf of a Holder shall be deemed valid unless

	challenged at or prior to its exercise, and the burden

	of proving invalidity shall rest on the challenger.

	If the Holder is a minor or a person of unsound mind,

	and subject to guardianship or to the legal control

	of any other person as regards the charge or management

	of its Interest, the Holder may vote by the Holder's

	guardian or such other person appointed or having such

	control, and such vote may be given in person or by proxy.

	No proxy shall be valid after eleven (11) months from the

	date of its execution, unless a longer period is

	expressly stated in such proxy.

	9.5.	Inspectors of Election.  In advance of any

	meeting of Holders, the Trustees may appoint Inspectors

	of Election to act at the meeting or any adjournment

	thereof.  If Inspectors of Election are not so appointed,

	the Chairman, if any, of any meeting of Holders may,

	and on the request of any Holder or the Holder's

	proxy shall, appoint Inspectors of Election of the

	meeting.  The number of Inspectors shall be either one

	or three.  If appointed at the meeting on the request of

	one or more Holders or proxies, a majority of the

	Interests present shall determine whether one or

	three Inspectors are to be appointed, but failure

	to allow such determination by the Holders shall not

	affect the validity of the appointment of Inspectors

	of Election.  In case any person appointed as Inspector

	fails to appear or fails or refuses to act, the vacancy

	may be filled by appointment made by the Trustees in

	advance of the convening of the meeting or at the meeting

	by the person acting as Chairman.  The Inspectors of

	Election shall determine the percentage of the total

	Interests represented at the meeting, the existence of

	a quorum, the authenticity, validity and effect of

	proxies, shall receive votes, ballots or consents,

	shall hear and determine all challenges and questions

	in any way arising in connection with the right to

	vote, shall count and tabulate all votes or consents,

	determine the results, and do such other acts as may

	be proper to conduct the election or vote with fairness

	to all Holders.  If there are three Inspectors of

	Election, the decision, act or certificate of a

	majority is effective in all respects as the decision,

	act or certificate of all.  On request of the Chairman,

	if any, of the meeting, or of any Holder or a Holder's

	proxy, the Inspectors of Election shall make a report

	in writing of any challenge or question or matter

	determined by them and shall execute a certificate of

	any facts found by them.

	9.6.	Inspection of Records.  The records of the

	Trust shall be open to inspection by Holders during

	normal business hours for any purpose not harmful to

	the Trust.  At each meeting of the Holders of the Trust

	or any Series there shall be open for inspection the

	minutes of the last previous meeting of Holders of the

	Trust or Series, as the case may be, and a list of the

	Holders of the Trust or Series, certified to be true

	and correct by the Secretary or other proper agent of

	the Trust, as of the record date of the meeting.

	Such list of Holders shall contain the name of each

	Holder and the address and the percentage of the total

	Interests owned by such Holder.

	9.7.	Holder Action by Written Consent.  Any action

	which may be taken by Holders may be taken without a

	meeting if Holders shall unanimously consent to the

	action in writing and the written consents are filed

	with the records of the meetings of Holders.  Such consent

	shall be treated for all purposes as a vote taken at a

	meeting of Holders.

	9.8.	Voting Powers.  The Holders shall have power

	to vote only (i) for the election of Trustees as

	provided in Sections 2.2 and 2.4; (ii) for the removal

	of Trustees as provided in Section 2.3; (iii) with

	respect to any investment management contract entered

	into pursuant to Section 4.1; (iv) with respect to

	termination of the Trust as provided in Section 10.1;

	and (v) with respect to any such additional matters

	relating to the Trust as may be required by this

	Instrument or any registration of the Trust as an

	investment company under the 1940 Act with the

	Commission (or any successor agency) or as the Trustees

	may consider necessary or desirable.  On any matter

	submitted to a vote of the Holders, all Interests shall

	be voted separately by individual Series, except

	(i) when required by the 1940 Act, Interests shall be

	voted in the aggregate and not by individual Series;

	and (ii) when the Trustees have determined that the

	matter affects the interests of more than one Series,

	then the Holders of all such Series shall be entitled

	to vote thereon.  There shall be no cumulative voting

	in the election of Trustees.  Until Interests are issued

	and at any time wherein no Interests are outstanding,

	the Trustees may exercise all rights of Holders and may

	take any action required by law or this Instrument to

	be taken by Holders.

ARTICLE X
Duration; Termination; Dissolution;
Amendment; Mergers; Etc.

	10.1.	Termination of Trust or any Series.

	(a)	The Trust or any Series may be terminated

	by (i) a Majority Interests Vote of each Series affected

	by the matter or, if applicable, a Majority Interests

	vote of the Trust, or (ii) the Trustees by written

	notice to the Holders.  Upon any such termination,

		(i)	The Trust or any affected Series

	shall carry on no business except for the purpose of

	winding up its affairs.

		(ii)	The Trustees shall proceed to wind up

	the affairs of the Trust or any affected Series and

	all of the powers of the Trustees under this Instrument

	with respect to the Trust or any affected Series shall

	continue until the affairs of the Trust or any such

	Series shall have been wound up, including the power

	to fulfill or discharge the contracts of the Trust or

	any such Series, collect its assets, sell, convey,

	assign, exchange, or otherwise dispose of all or any

	part of the remaining assets of the Trust or any such

	Series to one or more persons at public or private sale

	for consideration which may consist in whole or in part

	of cash, securities or other property of any kind,

	discharge or pay its liabilities, and do all other acts

	appropriate to liquidate its business.

		(iii)	After paying or adequately providing

	for the payment of all liabilities, and upon receipt

	of such releases, indemnities and refunding agreements,

	as they deem necessary for their protection, the

	Trustees shall distribute the remaining assets of the

	Trust or any affected Series, in cash or in kind or

	partly each, among the Holders of the Trust or the

	affected Series in proportion to their respective

	Interests in the Trust or Series (that is, in accordance

	with the positive Book Capital Account balances of the

	Holders), after taking into account such adjustments as

	are required by Treasury Department Regulation  1.704-1(b)

	(2) (ii) (b) (2).

	(b)	Upon termination of the Trust or any Series

	and distribution to the Holders as herein provided,

	a majority of the Trustees shall execute and lodge

	among the records of the Trust an instrument in writing

	setting forth the fact of such termination.  Upon

	termination of the Trust or any Series, the Trustees

	shall thereupon be discharged from all further

	liabilities and duties hereunder with respect to the

	Trust or Series, and the rights and interests of all

	Holders of the Trust or Series shall thereupon cease.

	10.2.	Dissolution.  Any Series shall be dissolved

	120 days after a Holder of an Interest in such Series

	either (a) makes an assignment for the benefit of

	creditors, (b) files a voluntary petition in bankruptcy,

	(c) is adjudicated a bankrupt or insolvent,

	(d) files any pleading admitting or failing to contest

	the material allegations of a petition filed against it

	in any bankruptcy or insolvency proceeding, or (e)

	seeks, consents to, or acquiesces in the appointment

	of a trustee, receiver, or liquidator of such Holder

	or of all or any substantial part of its assets,

	unless, within such 120 days, Holders (excluding the

	Holder with respect to whom such event occurs) owning

	a majority of the Interests in such Series vote to

	continue the Series.  Upon any dissolution pursuant

	to this section, the provisions of Section 10.1(a) (i),

	(ii), and (iii) shall apply as if such dissolution were

	a termination described in Section 10.1.

10.3.	Amendment Procedure.

	(a)	Except as specifically provided herein, the

	Trustees may, without the vote or consent of Holders,

	amend or otherwise supplement this Instrument by making

	an amendment, a trust instrument supplemental hereto or

	an amended and restated trust instrument.  Holders shall

	have the right to vote (i) on any amendment which would

	affect their right to vote granted in Section 9.8,

	(ii) on any amendment to this Section 10.3, (iii) on

	any amendment as may be required by law or by the Trust's

	registration statement filed with the Commission, and

	(iv) on any amendment submitted to them by the Trustees.

	Any amendment required or permitted to be submitted to

	Holders which, as the Trustees determine, shall affect

	the Holders of one or more Series shall be authorized

	by vote of the Holders of each Series affected, and no

	vote of Holders of a Series not affected shall be required.

	(b)	Notwithstanding anything else herein, any

	Amendment to Article 5 hereof shall not limit the rights

	to indemnification or insurance provided therein with

	respect to action or omission of Covered Persons prior

	to such amendment.  Nothing contained in this Instrument

	shall permit the amendment of this Instrument to impair

	the exemption from personal liability of the Holders or

	Trustees of the Trust.

	(c)	Notwithstanding anything else herein, no

	amendment to Section 5.6 shall be effective until at

	least 30 days after the Trust has delivered all Holders

	(as of the date of such notice) written notice of

	such amendment.

	(c)	A certification signed by a majority of the

	Trustees setting forth an amendment and reciting

	that it was duly adopted by the Holders or by the

	Trustees as aforesaid or a copy of the Instrument,

	as amended, executed by a majority of the Trustees,

	shall be conclusive evidence of such amendment when

	lodged among the records of the Trust.

	Notwithstanding any other provision hereof,

	until such time as Interests are first sold,

	this Instrument may be terminated or amended in any

	respect by the affirmative vote of a majority of the

	Trustees or by an instrument signed by a majority of

	the Trustees.

	10.4. Merger, Consolidation or Asset Sale.

	Notwithstanding anything else herein, the Trustees may,

	without the prior consent or vote of the Holders, cause

	the Trust or any Series to merge or consolidate with,

	or sell substantially all of its assets to, any other

	partnership, trust or other organization.  Pursuant to

	and in accordance with the provisions of Section 3815(f)

	of the Delaware Act, and notwithstanding anything to the

	contrary contained in this Instrument, any agreement of

	merger or consolidation may effect any amendment to the

	Instrument or effect the adoption of a new trust

	instrument of the Trust if the Trust or Series is

	the surviving or resulting entity in the merger or

	consolidation.

	10.5.	Incorporation.  Notwithstanding anything

	else herein, the Trustees may, without the prior

	consent or vote of the Holders, cause to be organized

	or assist in organizing a corporation or corporations

	under the laws of any jurisdiction or any other trust,

	partnership, association or other organization to take

	over all of the Trust Property or the assets of any

	Series or to carry on any business in which the Trust

	or any Series shall directly or indirectly have any

	interest, and to sell, convey and transfer the Trust

	Property or the assets of any Series to any such

	corporation, trust, association or organization in

	exchange for the equity interests thereof or otherwise,

	and to lend money to, subscribe for the equity interests

	of, and enter into any contracts with any such

	corporation, trust, partnership, association or

	organization, or any corporation, partnership, trust,

	association or organization in which the Trust or

	any Series holds or is about to acquire equity interests.

	The Trustees may also cause a merger or consolidation

	between the Trust or any Series or any successor thereto

	and any such corporation, trust, partnership, association

	or other organization if and to the extent permitted by

	law, as provided under the law then in effect.  In

	addition, nothing contained herein shall be construed

	as requiring approval of the Holders for the Trustees

	to organize or assist in organizing one or more

	corporations, trusts, partnerships, associations or

	other organizations and selling, conveying or transferring

	a portion of the Trust Property or the assets of any Series

	to such organizations or entities.


ARTICLE XI
Miscellaneous

	11.1.	Governing Law.  The trust set forth in this

	instrument is made in the State of Delaware, and the

	Trust and this Instrument, and the rights and

	obligations of the Trustees and Holders hereunder,

	are to be governed by and construed and administered

	according to the Delaware Act and the laws of said

	State; provided, however, that there shall not be

	applicable to the Trust, the Trustees or this Instrument

	(a) the provisions of Section 3540 of Title 12 of the

	Delaware Code or (b) any provisions of the laws

	(statutory or common) of the State of Delaware

	(other than the Delaware Act) pertaining to trusts

	which relate to or regulate (i) the filing with any

	court or governmental body or agency of trustee

	accounts or schedules of trustee fees and charges,

	(ii) affirmative requirements to post bonds for trustees,

	officers, agents or employees of a trust,

	(iii) the necessity for obtaining court or other

	governmental approval concerning the acquisition,

	holding or disposition of real or personal property,

	(iv) fees or other sums payable to trustees, officers,

	agents or employees of a trust, (v) the allocation of

	receipts and expenditures to income or principal,

	(vi) restrictions or limitations on the permissible

	nature, amount or concentration of trust investments

	or requirements relating to the titling, storage or

	other manner of holding of trust assets, or

	(vii) the establishment of fiduciary or other standards

	or responsibilities or limitations on the acts or powers

	of trustees, which are inconsistent with the limitations

	or liabilities or authorities and powers of the Trustees

	set forth or referenced in this Instrument.  The Trust

	shall be of the type commonly called a "business trust,"

	and without limiting the provisions hereof, the Trust may

	exercise all powers which are ordinarily exercised by such

	a trust under Delaware law.  The trust specifically

	reserves the right to exercise any of the powers or

	privileges afforded to trusts or actions that may be

	engaged in by trusts under the Delaware Act, and the

	absence of a specific reference herein to any such power,

	privilege or action shall not imply that the Trust may

	not exercise such power or privilege or take such actions.

	11.2.	Counterparts.  This Instrument may be

	simultaneously executed in several counterparts, each

	of which shall be deemed to be an original, and such

	counterparts, together, shall constitute one and the

	same instrument, which shall be sufficiently evidenced

	by any such original counterpart.

	11.3.	Reliance by Third Parties.  Any certificate

	executed by an individual who, according to the records

	of the Trust or of any recording office in which this

	Instrument may be recorded, appears to be a Trustee

	hereunder, certifying to:  (a) the number or identity

	of Trustees or Holders; (b) the due authorization of

	the execution of any instrument or writing; (c) the form

	of any vote passed at a meeting of Trustees or Holders;

	(d) the fact that the number of Trustees or Holders

	present at any meeting or executing any written

	instrument satisfies the requirements of this Instrument;

	(e) the form of any By-Laws adopted by or the identity

	of any officers elected by the Trustees, or; (f) the

	existence of any fact or facts which in any manner

	relate to the affairs of the Trust, shall be

	conclusive evidence as to the matters so certified

	in favor of any person dealing with the Trustees

	and their successors.

	11.4.	Provisions in Conflict With Law or Regulations.

	(a)	The provisions of this Instrument are severable,

	and if the Trustees shall determine, with the advice of

	counsel, that any of such provisions is in conflict with

	any applicable laws or regulations, the conflicting

	provision shall be deemed never to have constituted

	a part of this Instrument; provided, however, that

	such determination shall not affect any of the remaining

	provisions of this Instrument or render invalid or

	improper any action taken or omitted prior to such

	determination.

	(b)	If any provision of this Instrument shall be

	held invalid or unenforceable in any jurisdiction,

	such invalidity or unenforceability shall attach only

	to such provision in such jurisdiction and shall not

	in any manner affect such provision in any other

	jurisdiction or any other provision of this Instrument

	in any jurisdiction.

	(c)	It is intended that each Series of the Trust

	be classified as a partnership for federal income

	tax purposes.  The Trustees, in their sole discretion

	and without the vote or consent of the Holders, may

	amend this Instrument and do whatever else they determine

	to be necessary to ensure that this objective is achieved.

	11.5.	Signatures.  All contracts and other instruments

	shall be executed on behalf of the Trust by such officer,

	officers, agent or agents, as provided in this Instrument

	or as the Trustees may from time to time by resolution

	provide.

	11.6.	Seal.  The seal of the Trust, if any, may be

	affixed to any document, and the seal and its attestation

	may be lithographed, engraved or otherwise printed on any

	document with the same force and effect as if it had been

	imprinted and attested manually in the same manner and

	with the same effect as if done by a Delaware business

	corporation.

	11.7.	Fiscal Year.  The fiscal year of the Trust and

	each Series shall begin on June 1, provided, however,

	that the Trustees may from time to time change the fiscal

	year of the Trust or of any Series.

	11.8.	Waivers of Notice.  Whenever any notice

	whatever is required to be given by law or this

	Instrument, a waiver thereof in writing, signed by the

	person or persons entitled to said notice, whether before

	or after the time stated therein, shall be deemed

	equivalent thereto.  A notice shall be deemed to have

	been telegraphed, cabled or wirelessed for the purposes

	of this Instrument when it has been delivered to a

	representative of any telegraph, cable or wireless

	company with instructions that it be telegraphed,

	cabled or wirelessed.

	11.9.	Reports.  The Trustees shall cause to be

	prepared, at least annually, a report of operations

	containing those financial statements as may be

	required by laws or as the Trustees may direct for

	each Series prepared in conformity with generally

	accepted accounting principles and an opinion of an

	independent public accountant on such financial

	statements.  The Trustees shall, in addition, furnish

	to the Holders of each Series at least semi-annually

	interim reports containing unaudited financial statements

	as may be required by laws or as the Trustees may direct.

	IN WITNESS WHEREOF, the undersigned, being all of the

	Trustees of the Trust, have executed this instrument as

	of date first written above.


_______________________
Costas Azariadis, as Trustee
and not individually


_______________________
James C. Cheng, as Trustee
and not individually


_______________________
John Y. Keffer, as Trustee
and not individually


________________________
J. Michael Parish, as Trustee
and not individually


APPENDIX A
Portfolios of the Trust
as of November 1, 1999

Prime Money Market Portfolio
Money Market Portfolio
Small Cap Index Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Large Company Growth Portfolio
Disciplined Growth Portfolio
Small Cap Value Portfolio
Strategic Value Bond Portfolio
Income Equity Portfolio
Managed Fixed Income Portfolio
Positive Return Bond Portfolio
Stable Income Portfolio
International Portfolio
Index Portfolio
International Equity Portfolio

Treasury Cash Portfolio
Government Cash Portfolio
Cash Portfolio
Government Portfolio
Municipal Cash Portfolio

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